UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

TREAN INSURANCE GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

TREAN®
INSURANCE GROUP

YOUR VOTE MATTERS

IMPORTANT MERGER VOTE NEEDED

SAMPLE-EPB

Cautionary Statement Regarding Forward-Looking Statements

This communication contains and Trean Insurance Group, Inc.’s (the “Company”) other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger of Treadstone Merger Sub, Inc., a Delaware corporation (“Merger Sub”), with and into the Company (the “Merger”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 15, 2022, by and among the Company, Treadstone Parent Inc., a Delaware corporation (“Parent”), and Merger Sub, a direct, wholly-owned subsidiary of Parent, providing for the acquisition of the Company by affiliates of Altaris, LLC, a Delaware limited liability company (“Altaris”), may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change, or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) potential litigation relating to the Merger that could be instituted against Altaris, the Company, or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, or pandemics, including the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2023 and subsequent filings; and (xiii) those risks and uncertainties that are described in the definitive proxy statement that was filed with the SEC, including any considerations taken into account by the Special Committee (as defined in the Merger Agreement) and the Board of Directors (as defined in the Merger Agreement) in approving the merger agreement and recommending to the Company’s stockholders that they adopt and approve the merger agreement. While the list of risks and uncertainties presented here, and the discussion of risks and uncertainties presented in the proxy statement, is considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find it

On March 16, 2023, in connection with the Merger, the Company filed a definitive proxy statement on Schedule 14A and form of proxy card with the SEC. The Company and Parent jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC on March 16, 2023. On or about March 17, 2023, the Company mailed the definitive proxy statement and form of proxy card to stockholders of the Company entitled to vote at the special meeting relating to the Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3, AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (when they become available) on the Company’s website, www.trean.com, under the heading “Investor Relations.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, are included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 5, 2022. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.